UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
August 1, 2005

Date of Report: (Date of earliest event reported)
Computer Associates International, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-9247	13-2857434

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Computer Associates Plaza, Islandia, New York	11749

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (631) 342-6000
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-10.1: COVERED SERVICES

Item 1.01 Entry into a Material Definitive Agreement
     Effective August 1, 2005, Computer Associates International, Inc. (the “Company”) adopted a program whereby certain designated employees, including the Company’s named executive officers, are provided with certain covered services, including those services listed on Exhibit 10.1 (incorporated by reference herein) at the Company’s expense. The covered services include periodic medical examination and diagnostic testing that will be provided by provider physicians and Life Extension Institute, Inc. d/b/a Health Exams International (“EHE”). The provider physicians are part of a network of physicians all of whom are managed by EHE.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits.

Exhibit 10.1	Covered Services, effective August 1, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Computer Associates International, Inc.

Dated: August 1, 2005	By:	/s/ Kenneth V. Handal

Kenneth V. Handal
Executive Vice President, General Counsel and Corporate Secretary